UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2014

GLOBAL ARENA HOLDING, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-49819	33-0931599
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Madison Avenue, 12th Floor, New York, NY 10017
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 508-4700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

¨	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¨	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

¨	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
¨	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 1.01

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On August 5, 2014, Global Arena Holding, Inc., a Delaware corporation (the “Company”), entered into a Purchase Agreement and Waiver of Certain Rights dated as of such date (the “Purchase Agreement”) by and among the Company, PMC Capital, LLC, a Delaware limited liability company (“PMC Capital”), and Barbara Desiderio pursuant to which the Company agreed to convey and transfer to PMC Capital all of the common stock, par value $100.00 per share (“GACC Common Stock”), of Global Arena Capital Corporation, a New York corporation and wholly owned subsidiary of the Company (“GACC”) after the receipt of the required approvals from the Financial Industry Regulatory Authority, Inc. (“FINRA”).

GACC is a broker-dealer registered with the Securities and Exchange Commission under the U.S. Securities Exchange Act of 1934, as amended, and a member of FINRA.  Ms. Desiderio is associated with GACC pursuant to the terms of an Office of Supervisory Jurisdiction Agreement (the “OSJ Agreement”) by and between GACC and Ms. Desiderio.

Pursuant to the terms of the Purchase Agreement, the Company agreed to: (i) sell and transfer 24.9% of the issued and outstanding shares of GACC Common Stock to PMC Capital on the date of such agreement; and (ii) to sell and transfer the remaining 74.1% of the issued and outstanding GACC Common Stock to PMC Capital within five business days following the receipt of all necessary and required approvals, including compliance with the applicable FINRA rules.  As consideration for the GACC Common Stock, PMC Capital and Ms. Desiderio waived and released certain amounts due and owing to PMC Capital or Ms. Desiderio from GACC with respect to commissions in the amount of $2,100,000.00 under the OSJ Agreement.

The foregoing summary of the Purchase Agreement does not purport to be complete, and is qualified in its entirety by the Purchase Agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

ITEM 2.01

COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.01.

ITEM 2.05

COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

The Company has determined that, on the date of the filing of this Current Report on Form 8-K, it is not able in good faith to provide make a determination of an estimate required by paragraphs (b), (c) or (d) of Item 2.05

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(d)

Exhibits

Exhibit No.	Description
2.1

Purchase Agreement and Waiver of Certain Rights, dated as of August 5, 2014, by and between Global Arena Holding, Inc., a Delaware corporation, PMC Capital, LLC, a Delaware limited liability company, and Barbara Desiderio, an individual

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 8, 2014

GLOBAL ARENA HOLDING, INC.

By:	/s/ John Matthews
Name: John Matthews Title: Chief Executive Officer

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